Exhibit 10.133

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LICENSE AND SUPPLY AGREEMENT

THIS LICENSE AND SUPPLY AGREEMENT (this “Agreement”) is made this 22nd day of December, 2011 (the “Effective Date”) between:

CYDEX PHARMACEUTICALS, INC., (a wholly-owned subsidiary of Ligand Pharmaceuticals Incorporated) a Delaware corporation with offices at 10513 W. 84th Terrace, Lenexa, Kansas 66214 (“CyDex”); and

HOSPIRA, INC., a Delaware corporation with offices at 275 N. Field Drive, Lake Forest, Illinois 60045 (“Hospira”).

RECITALS

WHEREAS, CyDex is engaged in the business of developing and commercializing novel drug delivery technologies designed to enhance the solubility and effectiveness of existing and development-stage injectable pharmaceutical drugs;

WHEREAS, CyDex is the supplier of Captisol®, a patented drug formulation system designed to enhance the solubility and stability of drugs;

WHEREAS, Hospira is, among other things, currently engaged in or intends to engage in the business of manufacturing and selling certain finished drug products of which said Captisol is a component;

WHEREAS, Hospira desires to obtain a license to use Captisol together with the Compound (defined below) for the development and commercialization of the Finished Product (defined below) and CyDex is willing to grant such license to Hospira under the terms and conditions set forth herein; and

WHEREAS, CyDex desires to sell Captisol to Hospira or its Contract Manufacturers (defined below), and Hospira desires to obtain supplies of Captisol from CyDex, for use in development of and in the Finished Product under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, agree as follows:

1.	DEFINITIONS.

For the purposes of this Agreement, the following terms whether used in singular or plural form shall have the meanings as defined below:

“Affiliate” means, with respect to any party, any entity controlling, controlled by, or under common control with such party, during and for such time as such control exists. For these purposes, “control” shall refer to the ownership, directly or indirectly, of at least [***]% of the voting securities or other ownership interest of the relevant entity.

“Act” shall mean the U.S. Food, Drug & Cosmetic Act and the regulations promulgated thereunder.

“ADR” has the meaning specified in Exhibit F.

“Authorization Letter” has the meaning specified in Section 6.13.

“Bankruptcy Code” means title 11 of the United States Code.

“Business Day” shall mean any day of the week which is not a Saturday, Sunday or legal holiday observed by the federal government of the United States.

“Captisol” means Captisol, also known scientifically as [***].

“Captisol Data Package” means (a) the DMF/CEP for Captisol, (b) all toxicology/safety and other relevant scientific safety data owned, licensed to or developed by CyDex and/or its Affiliates; and (c) all toxicology/safety and other relevant scientific safety data owned, licensed to or developed by the licensees or sublicensees of CyDex and/or its Affiliates and/or other third parties (to the extent permitted in the applicable license or other agreements between CyDex and/or its Affiliates and such licensees, sublicensees or other third parties), in each case on Captisol alone (and not in conjunction with a product formulation).

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“Certificate of Analysis” shall mean a document which is signed and dated by a duly authorised representative of CyDex certifying that the Captisol conforms with the Specifications.

“Claim” has the meaning specified in Section 9.1.

“Clinical Grade Captisol” means [***]

“Commercial Grade Captisol” means [***]

“Competing Product” shall mean any pharmaceutical product containing the Compound [***].

“Compound” means that certain compound known as [***].

“Confidential Information” has the meaning specified in Section 7.1.

“Contract Manufacturer” has the meaning specified in Section 2.3.

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“Control” shall mean, with respect to any Intellectual Property, possession by a party or its Affiliates of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign, grant the right to use, or grant a license, sublicense or other right to or under, such right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

“Cover” (including variations thereof such as “Covered”) means that the manufacture, use, importation or sale of the product to which such term is being applied would infringe a Valid Claim of a patent in the absence of a grant of rights under such patent. The determination of whether an item or process is Covered by a Valid Claim shall be made on a country–by-country basis.

“Cover Costs” has the meaning specified in Section 3.6(b).

“CPR” has the meaning specified in Exhibit F.

“Customer Supply Agreements” has the meaning specified in Section 3.6(b).

“CyDex Intellectual Property” shall mean all Intellectual Property which pertains to Captisol and/or the Finished Product which now or at any time during the Term is Controlled by CyDex or any of its Affiliates including, without limitation, the Licensed Patents, the Captisol Data Package, all Captisol Improvements and all of CyDex’s and any of its Affiliates’ Know-How.

“Debarred Entity” has the meaning specified in Section 8.6.

“Debarred Individual” has the meaning specified in Section 8.6.

“Disclosing Party” has the meaning specified in Section 7.1.

“DMF/CEP” means the [***] relating to Captisol and comprises all information in relation to Captisol which [***].

“Excess Demand” shall mean the quantity of Captisol requested by Hospira in its purchase orders for any particular [***] that is in excess of [***]% of the latest forecasted amount for such [***] provided to CyDex under Section 3.3.

“Exclusivity Period” means the period beginning on the Effective Date and ending on the later of (i) the fourth anniversary of the Effective Date, or (ii) the First Commercial Sale of the Finished Product; provided, that in the event of any timely extension or extensions purchased under Section 4.1(b), the Exclusivity Period shall end on the last day of the last such extension.

“FDA” means the United States Food and Drug Administration, or any successor thereto.

“Finished Product” means the Compound combined with or formulated using Captisol in a dosage form/formulation. [***].

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“First Commercial Sale” shall mean the first sale of the Finished Product (manufactured using the Captisol provided hereunder) in the United States by Hospira or its Affiliates to a Third Party (as evidenced by the invoice date for such a sale) after FDA Regulatory Approval has been obtained. Sales for test marketing, sampling and promotional uses, clinical trial purposes or compassionate or similar use shall not be considered to constitute a First Commerical Sale. A sale to an Affiliate or a Sublicense shall not constitute a First Commerical Sale.

“Good Manufacturing Practices” shall mean current and any future good manufacturing practices and quality system regulations set forth by the FDA or any other national or supra-national Regulatory Authority of [***] in which the Finished Product shall be manufactured or sold, plus the current and any future good manufacturing practices and quality system regulations in the country(ies) in which Captisol is manufactured.

“Indemnified Party” has the meaning specified in Section 9.4.

“Indemnifying Party” has the meaning specified in Section 9.4.

“Intellectual Property” shall mean all existing and future intellectual property throughout the world, including (but not limited to) Know-How, trade secrets, patent rights, data, reports, Regulatory Approvals, including applications therefor, and any other results of intellectual activity, including the right to apply for registration of such rights.

“Know-How” shall mean all technical information and other technical subject matter, proprietary methods, ideas, concepts, formulations, discoveries, inventions, devices, technology, trade secrets, compositions, designs, formulae, know-how, show-how, specifications, drawings, techniques, results, processes, methods, procedures and/or designs whether or not patentable.

“Licensed Patents” means all patents and patent applications in the Territory which pertain to Captisol and which now or at any time during the Term are Controlled by CyDex or any CyDex Affiliate, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. For avoidance of doubt, all intellectual property pertaining to the Finished Product generated by Hospira or its Affiliates or their Sublicensees during the Term of this Agreement shall be solely owned by Hospira and shall not be part of the Licensed Patents. Set forth in Exhibit A attached hereto is a list of the Licensed Patents as of the Effective Date. CyDex shall supplement Exhibit A from time to time during the Term.

“Losses” has the meaning set forth in Section 9.1.

“Major-Market” means the [***].

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“Non-breaching Party” has the meaning specified in Section 11.2.

“Notified Party” has the meaning specified in Section 11.2.

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“Receiving Party” has the meaning specified in Section 7.1.

“Regulatory Approval” means, the technical, medical and scientific licenses, registrations, authorizations and approvals required for the manufacture, use, storage, import, transport, marketing, promotion, selling, and placing on the market of a product (including, without limitation, approvals of ANDAs and SNDAs submitted to the FDA and similar applications filed with other Regulatory Authorities in the Territory, post-approval changes, pricing and Third Party reimbursement approvals, and labeling approvals) by any Regulatory Authority in the Territory. This includes any authorization necessary for the development, manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of a product within the Territory.

“Regulatory Filing” shall mean any filing made with a Regulatory Authority to obtain a Regulatory Approval.

“Regulatory Authorities” shall mean the FDA and its successors and any other governmental agencies in the Territory which are responsible for granting manufacturing, marketing, price and/or reimbursement price authorizations and includes applicable national, supra-national (e.g., the European Commission or the Council of the European Union), state or local regulating groups, departments, bureau commissions, councils or other governmental entities in the Territory that have jurisdiction over Captisol or the Finished Product, whether relating to the development, manufacture, handling, storage transportation, destruction otherwise.

“Renewal Term” has the meaning specified in Section 11.1.

“Required Changes” has the meaning specified in Section 3.10(b).

“Specifications” means the specifications for Captisol set forth in Exhibit B hereto, as such may be amended from time to time in accordance with the terms of this Agreement.

“Sublicensees” has the meaning specified in Section 2.2.

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“Term” has the meaning specified in Section 11.1.

“Territory” means the entire world (but subject to Section 2.6 hereof).

“Third Party” means any person or entity or authority other than CyDex or Hospira or an Affiliate of either of them.

“Third Party Rights” has the meaning specified in Section 3.6.

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“Transfer License” has the meaning specified in Section 3.6.

“Valid Claim” means (a) any claim of an issued and unexpired Licensed Patent that (i) has not been held permanently revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise; or (b) any claim of a pending Licensed Patent that was filed and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application.

2.	GRANT OF RIGHTS.

2.1 License Grants from CyDex to Hospira.

(a) Licensed Patents. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Hospira a world-wide, nontransferable (except with respect to the assignment provision in Section 12.13), sublicensable, [***] during the Term under the Licensed Patents, solely to [***] the Finished Product in the Territory. For the duration of the Exclusivity Period, such license shall be exclusive even as to CyDex and its Affiliates; after the expiration of the Exclusivity Period, such license shall be non-exclusive. Notwithstanding the foregoing, to the extent that any Licensed Patents are licensed to CyDex or its Affiliates by a Third Party on a non-exclusive basis, Hospira acknowledges that the license granted to Hospira in this Section 2.1(a) to any such Licensed Patents shall during the Exclusivity Period be exclusive as to CyDex and its Affiliates and non-exclusive as to any Third Party licensee who obtained a license to any such Licensed Patents other than from CyDex or any of its Affiliates or any of their sublicensees. Hospira may not sublicense the Licensed Patents, except as expressly set forth in Section 2.2 and Section 2.3 below.

(b) Other Intellectual Property License. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Hospira a world-wide, nontransferable (except with respect to the assignment provision in Section 12.13), sublicensable, [***] during the Term to all other CyDex Intellectual Property, including, without limitation, to CyDex’s rights in and to the Captisol Data Package, solely to [***] the Finished Product in the Territory. For the duration of the Exclusivity Period, such license shall be exclusive even as to CyDex and its Affiliates; after the expiration of the Exclusivity Period, such license shall be non-exclusive. Notwithstanding the foregoing, to the extent that any contents of the Captisol Data Package are licensed to CyDex or its Affiliates by a Third Party on a non-exclusive basis, the license granted to Hospira in this Section 2.1(b) to any such contents of the Captisol Data Package shall during the Exclusivity Period be exclusive as to CyDex and its Affiliates and non-exclusive as to any Third Party licensee who obtained a license to any such contents of the Captisol Data Package other than from CyDex or any of its Affiliates or any of their sublicensees. Hospira may not sublicense its rights to the Captisol Data Package, except as expressly set forth in Section 2.2 and Section 2.3 below.

(c) Scope of Licenses. CyDex grants no licenses or rights to use other than as expressly set forth herein. Hospira agrees not to use Captisol supplied hereunder other than as expressly set forth herein. Unless otherwise expressly provided in this Agreement, CyDex grants no rights to Hospira to manufacture, import, sell or offer for sale bulk Captisol.

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(d) Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by CyDex to Hospira are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that Hospira, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

(e) Disclosure of and Compliance with Licenses. Exhibit C sets forth a list of all licenses under which, pursuant to Section 2.1, Hospira is granted a sub-license by CyDex and/or its Affiliates. If CyDex or any of its Affiliates enters into any future license agreements under which, pursuant to Section 2.1, Hospira is granted a sub-license by CyDex and/or its Affiliates, CyDex will promptly disclose such license agreements to Hospira. CyDex shall comply and shall cause its Affiliates to comply with the provisions of all such licenses, including without limitation all such licensing provisions of the [***].

(f) [***].

2.2 Sublicensing. Hospira shall have the right to grant sublicenses to any Third Party (collectively “Sublicensees”) under the licenses granted to Hospira pursuant to Section 2.1; [***]

2.3 Contracting. Hospira and any of its Affiliates may manufacture the Finished Product (but, except as otherwise expressly provided in this Agreement, not the bulk Captisol if the manufacture of bulk Captisol would be Covered by a Licensed Patent for which there is a Valid Claim or if such manufacture would require a license to CyDex Intellectual Property) or contract the manufacture of the Finished Product (but, except as otherwise expressly provided in this Agreement, not the manufacture of bulk Captisol if the manufacture of bulk Captisol would be Covered by a Licensed Patent for which there is a Valid Claim or if such manufacture would require a license to CyDex Intellectual Property) with any Third Party manufacturers selected by Hospira (each a “Contract Manufacturer”). To the extent necessary to engage a Contract Manufacturer for the Finished Product, Hospira shall be permitted under this Agreement to grant any such Contract Manufacturer a sublicense under the licenses granted to Hospira pursuant to Section 2.1; provided that Hospira shall comply with the requirements of Section 2.2. For the sake of clarity, Hospira, its Affiliates and any of their Contract Manufacturers may at all times manufacture [***] provided that the manufacture of such [***] is not Covered by a Licensed Patent for which there is a Valid Claim and such manufacture would not require a license to CyDex Intellectual Property.

2.4 Negative Covenants by CyDex.

(a) During the Exclusivity Period, neither CyDex nor any of its Affiliates shall directly themselves, or grant any Third Party any right or license to any of the CyDex Intellectual Property to research, develop, modify, make, have made, import, export, use, promote, market, distribute, package, offer for sale, sell, or otherwise commercially exploit the Finished Product or any Competing Product.

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(b) During the Exclusivity Period, neither CyDex nor any of its Affiliates shall themselves nor provide any Third Party any assistance whatsoever to [***].

(c) During the Exclusivity Period, neither CyDex nor any of its Affiliates shall supply Captisol to any Third Party other than a Hospira designee to utilize Captisol to [***] the Finished Product or any Competing Product. If during the Exclusivity Period any such Third Party, or any other Third Party that acquires any Captisol, commences to [***] the Finished Product or any Competing Product, CyDex must immediately cease and cause its Affiliates and any other Third Parties to immediately cease supplying Captisol to the offending Third Party for the duration of the Exclusivity Period or until (if sooner) assurances reasonably satisfactory to Hospira that the infringing use has ended and will not resume have been obtained.

2.5 [***].

2.6 Negative Covenants by Hospira.

(a) Notwithstanding anything to the contrary in this Agreement, Hospira agrees not to [***] any Finished Product or Captisol in [***].

(b) Hospira covenants and agrees that it and its Affiliates, Sublicensees and Contract Manufacturers shall not re-sell any Captisol purchased pursuant to this Agreement (except as incorporated into the Finished Product), and shall not use any Captisol purchased pursuant to this Agreement except in connection with the Finished Product.

(c) Notwithstanding anything to the contrary herein, Hospira shall only have a license or right to use or reference CyDex’s DMF/CEP in conjunction with Captisol supplied by CyDex or manufactured by Hospira or any Hospira designee pursuant to Section 3.6.

3.	MANUFACTURE AND SUPPLY OF CAPTISOL.

3.1 Supply.

(a) Subject to the terms and conditions of this Agreement, CyDex agrees to supply to Hospira those quantities of Captisol ordered by Hospira in accordance with Section 3.2 of this Agreement. So long as CyDex is able to deliver Captisol in accordance with the terms of this Agreement, except as provided in Section 3.11 (c) below, Hospira agrees that Hospira and its Affiliates shall during the Term order from CyDex no less than 90% of Hospira and its Affiliates aggregate requirements for Captisol for use in the formulation of Finished Product to be sold in the Major-Market countries.

(b) The parties hereby agree that [***] is CyDex’s Third-Party manufacturer of Captisol as of the Effective Date of this Agreement.

3.2 Purchase Orders. Hospira shall periodically submit firm purchase orders for Captisol to CyDex, which purchase orders shall set forth the specific quantities needed, the grade of Captisol required, delivery date and shipping instructions. Such purchase orders shall be submitted to CyDex at least [***] but not more than [***] prior to the required delivery date specified therein. If any purchase order or other document submitted by Hospira hereunder or any other document passing between the parties contains terms or conditions in addition to or

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inconsistent with the terms of this Agreement, the terms of this Agreement shall control and prevail and the parties hereby agree that such additional or inconsistent terms shall simply be ignored and deemed not to exist, unless they are expressly identified as being additional to or inconsistent with this Section 3.2 and are signed by officers of both parties.

3.3 Forecasts and Excess Demand. No later than the First Commercial Sale date, Hospira shall provide to CyDex a [***] forecast of its requirements for Captisol, with the first [***] of such forecast constituting a binding commitment upon Hospira to purchase such quantities under firm purchase orders submitted for the respective applicable [***] in accordance with Section 3.2. The balance of the forecast shall merely represent reasonable good-faith estimates for planning purposes only and shall not obligate Hospira to purchase any such amounts. On a [***] basis, Hospira shall update the forecast. If Hospira fails to provide any updated forecast in accordance with this Section 3.3, the forecast last provided by Hospira shall be deemed to be resubmitted as Hospira’s binding forecast for the next succeeding [***] period, and with the same quantity and timing as had been forecasted (or deemed to be forecasted) for the [***] of the prior forecast being repeated as the forecasted quantity and timing for the forecast’s [***]. CyDex shall notify Hospira as soon as possible, but in any event within [***] of the receipt of any forecast, if CyDex will be unable to deliver Captisol in accordance with such forecast. CyDex’s providing of such notification shall not be interpreted in any manner as relieving CyDex of its obligations under this Agreement, nor shall it prevent Hospira from pursuing any and all rights and remedies Hospira may have based on CyDex’s failure to be able to deliver Captisol in accordance with the terms of this Agreement. If any purchase order includes an Excess Demand, then (a) CyDex shall supply the quantity of Captisol which does not constitute an Excess Demand to Hospira in accordance with Section 3.2, and (b) CyDex shall use commercially reasonable efforts to supply the Excess Demand quantities of Captisol requested by Hospira in its purchase orders as soon as commercially possible.

3.4 Delivery Terms.

(a) CyDex agrees to deliver Captisol to Hospira’s carrier at a continental United States factory or warehouse designated by CyDex, in accordance with the purchase orders submitted by Hospira in accordance with Section 3.2 (each such delivery to be accompanied by a copy of the purchase order submitted by Hospira that corresponds to such delivery). All Captisol shall be delivered to Hospira using the carrier and in accordance with the delivery schedule specified by Hospira in its purchase orders. Captisol shall be delivered by CyDex to Hospira [***]. CyDex will provide the carrier with proper instructions regarding how to transport the Captisol in conditions which will not adversely affect the Captisol, including ensuring that the shipment is temperature monitored and the Captisol is kept at an appropriate temperature throughout shipment.

(b) If CyDex is unable to deliver the Captisol on the date specified by Hospira, CyDex shall notify Hospira as soon as possible, but in any event within [***] of receipt of the purchase order. CyDex’s providing of such notification shall not be interpreted in any manner as relieving CyDex of its obligations under this Agreement, nor shall it prevent Hospira from pursuing any and all rights and remedies Hospira may have based on CyDex’s failure to deliver the Captisol in accordance with the terms of this Agreement.

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(c) With each shipment of Captisol, CyDex shall, if so requested, provide by reference or otherwise all documentation as is reasonably required by any [***] from time to time in connection with Hospira’s research, development, modification, manufacture, importation, exportation, use, promotion, marketing, distribution, packaging, offering for sale, selling, and otherwise commercially exploitation, as applicable, of Captisol or the Finished Product. If such documentation is not supplied Hospira may reject the Captisol.

3.5 Safety Stock. Within [***] of CyDex’s receipt of the first purchase order from Hospira, CyDex shall establish and maintain a safety stock of at least [***] of Captisol available to Hospira based on Hospira’s latest forecast provided under Section 3.3. CyDex shall keep Hospira reasonably informed of the level of inventory identified as the safety stock and shall notify Hospira in the event any deliveries to Hospira deplete the current safety stock levels.

3.6 Failure to Supply.

(a) CyDex shall maintain sufficient capacity to manufacture Hospira’s projected needs for Captisol during the Term. If CyDex fails to deliver or anticipates that it will be unable to deliver any quantity of Captisol ordered pursuant to the terms of this Agreement for [***], CyDex will promptly notify Hospira. If CyDex fails to deliver any quantity of Captisol for [***], if such notice is received from CyDex, or if upon request by Hospira CyDex fails to provide adequate assurance of its ability to continue to deliver Captisol as required by the terms of this Agreement, then Hospira in its sole discretion and without impairing or limiting any other rights that Hospira may have under this Agreement or under applicable law, including, without limitation, its rights under Sections 2-609 and 2-610 of the Uniform Commercial Code, shall have the right to agree to a revised delivery date or Hospira may: [***] (2) terminate this Agreement [***]; above, CyDex shall assist Hospira, if so requested by Hospira, by [***].

(b) [***].

(c) [***].

(d) Alternate Manufacturers. If CyDex fails to supply to Hospira, or if CyDex will be unable to supply Hospira with [***]% or more of the quantity of Captisol properly forecasted and ordered by Hospira in accordance with this Agreement, for a period of [***] then CyDex shall immediately provide written notice to Hospira of the [***]. In the event of a [***] in addition to any other rights and remedies Hospira may have under this Agreement, or in equity, or at law:

(i) [***].

(ii) [***].

3.7 Inspection and Acceptance.

(a) CyDex shall test and inspect each lot of Captisol for compliance with Specifications prior to the release and shipment thereof to Hospira. CyDex will provide a Certificate of Analysis with each shipment of each lot of Captisol signed by the responsible quality official of CyDex. This Certificate of Analysis must include the results (whether

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numerical or otherwise) for each test performed that verifies that the Captisol is in compliance with the Specifications, as well as a statement that the subject lot was manufactured in accordance with the appropriate DMF/CEP. To the extent that any reference standard material is delivered to Hospira along with any shipment of Captisol as a result of Hospira’s request for such material pursuant to Section 3.2 of this Agreement, the Certificate of Analysis shall also include specifications on such material for each criterion listed in Exhibit B hereto, which specifications shall meet or exceed the Specifications.

(b) Hospira may test and inspect the Captisol after receipt and either accept or reject it. Captisol may be rejected if it does not comply with the Specifications or is otherwise defective. Hospira will be deemed to have accepted the Captisol, except as to latent defects which are not reasonably discoverable, if Hospira fails to give notice of rejection within [***] after receipt by Hospira of such Captisol. The written notice of rejection shall be given to CyDex and shall include identification of the lot number and description of the Specification failure or other defect.

(c) Following receipt of written notice of rejection of a particular lot of Captisol, in addition to any other rights or remedies Hospira may have under this Agreement, in equity, or at law, CyDex shall, at Hospira’s option, provide a credit, refund or prompt replacement of Captisol to Hospira; provided, however, that if CyDex does not agree with Hospira’s claim of noncompliance with Specifications or other defect, then the parties shall designate a mutually acceptable Third Party laboratory to make a determination on such matter from a sample obtained from the batch or other quantity shipped to Hospira. The decision of the Third Party laboratory shall be binding on all parties hereto and all expenses related to such Third Party investigation shall be borne by the party found to have been mistaken. Should such Third Party laboratory confirm Hospira’s claim, CyDex shall, at Hospira’s request, promptly provide Hospira with a credit, refund or prompt replacement of Captisol to Hospira.

(d) Hospira shall return any rejected Captisol to CyDex at CyDex’s expense to an address that CyDex may designate within [***] of CyDex receiving written notice of rejection; provided, however, that if CyDex does not agree with Hospira’s claim of noncompliance with Specifications or other defect, Hospira shall not be obligated to return the rejected Captisol to CyDex until [***] after a final determination is made by a Third Party laboratory that such Captisol does not comply with Specifications or is otherwise defective as provided in subparagraph (c) above. Absent such designation of address, Hospira will ship rejected Captisol to CyDex’s facility at [***], or such other address as CyDex may previously have given written notice of to Hospira as being the default address for return of rejected Captisol. All freight, insurance and other costs of such shipment along with any risk of loss shall be borne by CyDex, and shipment will be made from Hospira’s designated plant.

(e) Hospira’s rights of rejection, return, refund and replacement set forth in this Section 3.7 shall not apply to any Captisol that is non-conforming due to damage that occurs after delivery of such Captisol to Hospira’s carrier at the point of origin that is caused by Hospira, any of its Affiliates’ or their respective employees or agents’ negligence or willful misconduct, including but not limited to, misuse, neglect, improper storage, transportation or use beyond any dating provided.

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3.8 Quality Agreement. The parties shall on the Effective Date enter into a separate Quality Agreement, in the form attached hereto as Exhibit D. The parties shall comply with the terms of the Quality Agreement, and any breach of the Quality Agreement shall be deemed a breach of this Agreement.

3.9 Quality Assurance. Each lot of Captisol to be supplied to Hospira hereunder shall be subject to a quality assurance inspection by CyDex in accordance with CyDex’s then current quality assurance standards and the Quality Agreement, which standards shall be designed to ensure that the Captisol meets the requirements of the Specifications and is manufactured per Good Manufacturing Practices.

3.10 Process Change Provisions and Procedure.

(a) General. To the extent pertaining to Captisol to be delivered pursuant to this Agreement, all modifications, changes, additions or deletions to the (i) Specifications; (ii) changes in the expiration period for Captisol; (iii) composition or source of any raw material for Captisol; (iv) method of producing, processing or testing Captisol; (v) change in subcontractors for producing, processing or testing Captisol; or (vi) site of manufacture for Captisol, which CyDex intends to carry out must be evaluated and documented by CyDex. [***], CyDex shall if so required amend its DMF/CEP through the appropriate notification to the FDA and any other applicable Regulatory Authorities. [***].

(b) Required Changes. Any changes relating to the Specifications or manufacturing processes for Captisol hereunder that are required by any applicable laws or other Regulatory Authority requirements in any Major Market, or by medical concerns related to the toxicity, safety and/or efficacy of Captisol shall hereinafter be referred to as “Required Changes”. The parties shall cooperate in making such changes promptly.

(c) Costs of Changes. [***].

3.11 Pricing.

(a) The purchase price for the Product shall be as set forth in Exhibit E and shall be paid in U.S. dollars.

(b) If, at any time during the Term, Hospira has the good faith opportunity to purchase, from an alternative supplier which satisfies Hospira’s quality, terms and delivery standards, any amount of [***] that Hospira may be required to purchase under this Agreement at a price that is less than the price Hospira is then paying for Captisol under this Agreement, [***].

3.12 Invoicing; Payment. Simultaneously with the shipment of any particular lot of Captisol to Hospira, CyDex shall send an invoice to Hospira covering such Captisol. Hospira shall pay the invoice within [***] after receipt of such lot of Captisol.

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4.	LICENSE AND EXCLUSIVITY COMPENSATION.

4.1 Payments; Extension of Exclusivity Period.

(a) Upfront License Fee and Prepayment. Hospira shall within [***] after the Effective Date (and in any event, before December 30, 2011) pay to CyDex a non-refundable upfront license fee of $500,000, in consideration of the rights granted Hospira under this Agreement. In addition, Hospira shall within [***] after the Effective Date (and in any event, before December 30, 2011) pay to CyDex $2,500,000 by wire transfer as a one-time materials purchase prepayment usable only as a cumulative $2,500,000 credit toward future purchases of Captisol hereunder. Such credit shall be applied to the first $2,500,000 of Captisol purchased hereunder, until exhausted. In the event that this Agreement is terminated, then to the extent so provided in Section 11.4 CyDex shall immediately make a payment to Hospira in the amount of any such remaining prepayment credit.

(b) Extension of Exclusivity Period. To retain the benefits of having the Exclusivity Period remain in force for additional time, Hospira shall have the option to extend one or more times the expiration date of the Exclusivity Period. Not more than [***] before and not less than [***] before the Exclusivity Period would otherwise expire (taking into account any previous proper extension or extensions of the Exclusivity Period pursuant to this Section 4.1(b)), CyDex shall deliver to Hospira written notice that the Exclusivity Period is set to expire. Hospira may, in its sole discretion, extend the Exclusivity Period by making a non-refundable payment, by wire transfer, of $[***] to CyDex within [***] after the receipt of CyDex’s notice. Each such extension shall extend the erstwhile expiration date of the Exclusivity Period for [***] beyond when it would otherwise have expired. For avoidance of doubt: (i) such option to extend can be exercised in compliance with this Section 4.1(b) multiple times, but no extension can extend the Exclusivity Period beyond the end of the Term, (ii) if CyDex does not provide notice to Hospira at least [***] before the end of the then current term of the Exclusivity Period, the Exclusivity Period will automatically extend for [***] after Hospira’s receipt of any such notice and Hospira shall have the right to further extend the Exclusivity Period as set forth above by making the required payment within [***] after receipt of CyDex’s notice, and (iii) the Exclusivity Period cannot be resuscitated after it has expired or terminated.

(c) [***].

	[***]	[***]
(i)	[***]	$[***]
(ii)	[***]	$[***]

(d) Rationale of Payment Structure. [***].

4.2 Currency. All amounts due hereunder are stated in, and shall be paid in, U.S. dollars. Net Sales based on foreign revenue will be converted to U.S. dollars at the mean average rate of exchange published in [***].

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4.3 Taxes. All amounts due hereunder exclude all applicable sales, use, and other taxes and duties, and Hospira will be responsible for payment of all such taxes (other than taxes based on CyDex’s income), arising from the payment of amounts due under this Agreement. The parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of payments made by Hospira to CyDex under this Agreement. To the extent Hospira is required to deduct and withhold taxes on any payment to CyDex, Hospira shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to CyDex official receipts issued by the appropriate taxing authority and/or an official tax certificate, or such other evidence as CyDex may reasonably request, to establish that such taxes have been paid. CyDex shall provide Hospira any tax forms that may be reasonably necessary in order for Hospira to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. CyDex shall use reasonable efforts to provide any such tax forms to Hospira at least [***] before the due date for any payment for which CyDex desires that Hospira apply a reduced withholding rate. Each party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the party bearing such withholding tax or value added tax.

5.	RECORDS; AUDIT.

5.1 Records and Reports.

(a) Records. During the Term and for a period of [***], Hospira shall, and shall require its Affiliates to, maintain accurate records relating to Net Sales of the Finished Product. [***].

(b) Reports. [***] during the Term, Hospira shall provide CyDex with written a report that identifies whether each respective Section 4.1(c) milestone has been achieved.

5.2 Audit. Upon reasonable prior notice, such Section 5.1 records shall be available during regular business hours for examination and audit at the expense of CyDex by an independent certified public accountant selected by CyDex and reasonably acceptable to Hospira, for the sole purpose of verifying Net Sales. CyDex shall [***]. Such records may not be audited more often than [***] and the records for any period may not be audited more than once. During any audit, the scope of such audit shall only include, with respect to those items of deduction for which Hospira, under its then-current system, calculates using a fixed allocation system, a review of actual allocated deductions thereunder unless and until such time as Hospira has changed its system to reflect actual deductions for such category of deductions. In the event that Hospira begins tracking actual costs and deductions on a product by product basis generally (which it has no obligation to do hereunder), Hospira will implement such actual tracking for purposes of this Agreement in lieu of fixed allocation percentages and the calculation of such actual costs and deductions shall thereafter become subject to audit pursuant to this Section 5.2. All information learned in the course of any audit or inspection under this Section 5.2 shall be deemed to be Confidential Information of Hospira, subject to the terms and provisions of Section 7 below.

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6.	REGULATORY MATTERS.

6.1 Captisol Information Submitted for Regulatory Review. Except as otherwise set forth herein, Hospira shall be solely responsible for all communications with Regulatory Authorities in connection with the Finished Product.

6.2 Material Safety. CyDex shall provide Hospira, in writing, from time to time, with (a) relevant material information currently known to it regarding handling precautions, toxicity and hazards with respect to Captisol, and (b) the then-current material safety data sheet for Captisol. Hospira is solely responsible for (i) any Finished Product regulatory submission to the FDA or any other Regulatory Authority, and (ii) determining the suitability of any documentation provided by CyDex hereunder for use in any such regulatory submission.

6.3 Adverse Event Reporting. Hospira shall adhere, and shall require that its Affiliates, Sublicensees, co-marketers and distributors adhere, to all requirements of applicable law and regulations that relate to the reporting and investigation of any adverse event, including without limitation an unfavorable and unintended diagnosis, symptom, sign (including an abnormal laboratory finding), syndrome or disease, whether or not considered Captisol or Finished Product-related, which occurs or worsens following administration of Captisol or Finished Product. Hospira shall provide CyDex with copies of all reports of any such adverse event which is serious (any such adverse event involving Captisol or the Finished Product that results in death, is life-threatening, requires or prolongs inpatient hospitalization, results in disability, congenital anomaly or is medically important (i.e., may require other medical or surgical intervention to prevent other serious criteria from occurring)) which Hospira has reason to believe are associated with Captisol within [***] following (i) Hospira’s submission of any such report to any Regulatory Authority, or (ii) receipt from Hospira’s Sublicensee, co-marketer or distributor of any such report to any Regulatory Authority. Hospira shall also advise CyDex regarding any proposed labeling or registration dossier changes affecting Captisol. Reports from Hospira shall be delivered to the attention of Chief Scientific Officer, CyDex, with a copy to General Counsel, Ligand, at the address set forth in Section 12.6. The parties shall mutually cooperate with regard to investigation of any such serious adverse event associated with Captisol, whether experienced by Hospira, CyDex or any other Affiliate, Sublicensee, co-marketer or distributor of CyDex or Hospira. This Section 6.3 applies both before the First Commercial Sale (e.g., without limitation, in respect of use of the Finished Product in clinical studies) and after the First Commercial Sale.

6.4 Product Recalls. If any Captisol should be alleged or proven not to meet the Specifications, Hospira shall notify CyDex promptly, and both parties shall cooperate fully regarding the investigation and disposition of any such matter. If (i) Hospira decides to recall any Finished Product, or (ii) any Regulatory Authority requires the recall of any Finished Product, then [***]. Hospira shall in all events be responsible for conducting any such recalls with respect to the Finished Product and shall maintain records of all sales of Finished Product and customers sufficient to adequately administer any such recall, for a period of five years after expiration or termination of this Agreement.

6.5 Retention Samples. CyDex is responsible for storing and maintaining retention samples of each lot of Captisol shipped to Hospira in accordance with Good Manufacturing Practices.

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6.6 Stability. CyDex shall be responsible for the testing and generation of stability data for Captisol in accordance with the Captisol DMF/CEP.

6.7 Validation. CyDex shall be responsible to ensure that all facilities, utilities, equipment and the processes utilized to manufacture Captisol delivered or to be delivered hereunder are satisfactorily validated according to all applicable Major-Market Regulatory Authorities guidelines.

6.8 Batch Records. Records which include the information relating to the manufacturing, packaging and quality operations for each lot of Captisol delivered or to be delivered hereunder shall be prepared by CyDex for each lot at the time such operations occur. Such records shall be prepared in accordance with Good Manufacturing Practices and any similar laws or regulations of applicable Major-Market Regulatory Authorities and CyDex’s standard operating procedures. These documents for each lot may be reviewed by Hospira at CyDex’s and each of its subcontractors’ site of manufacturing of the Captisol upon Hospira giving CyDex [***] written notice of its intent to review such documents; provided, however, that in the event of any regulatory or quality issues relating to the Captisol, Hospira shall be permitted to review such documents as soon as practicable after giving notice to CyDex of its intent to do so. CyDex shall keep batch records for each lot of Captisol for the period of time required by any and all applicable statutes, ordinances and regulations of Major-Market Regulatory Authorities, including without limitation, the Act and the regulations promulgated by the FDA.

6.9 Inspection Rights. CyDex hereby grants to Hospira the right to inspect the manufacturing operations for Captisol delivered or to be delivered hereunder at CyDex’s and any of its subcontractors’ facilities, provided that Hospira provides CyDex with at least [***] of its intent to inspect such manufacturing operations. [***].

6.10 Regulatory Visits and Inspections. CyDex shall and shall cause its subcontractors to permit the FDA and any other Major-Market national, supra-national and United States Regulatory Authorities to perform routine inspections of its and any of its subcontractors’ facilities which contains the manufacturing operations for Captisol delivered or to be delivered hereunder and shall immediately notify Hospira of any such regulatory inspection and the results thereof that affect the manufacturing process of Captisol delivered or to be delivered hereunder or may have an effect on CyDex’s ability to supply Captisol to Hospira. Should any issues arise in the course of such inspection, CyDex and Hospira shall consult with each other in resolving such issues.

6.11 Regulatory Clearance. Hospira shall be responsible for submitting and subsequently obtaining approval from any Regulatory Authority for marketing the Finished Products. CyDex shall provide reasonable amounts of assistance and cooperation with Hospira toward obtaining such approval. Such assistance and cooperation shall include, but not be limited to, pre-approval inspections, technical assistance, etc. CyDex shall also file DMF/CEPs in all Major-Market countries and any other countries in the Territory reasonably requested by Hospira, each such filing to be at CyDex’s cost.

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6.12 Regulatory Correspondence. CyDex shall deliver to Hospira all copies of correspondence after the Effective Date between CyDex and any Regulatory Authorities that concern Captisol. CyDex shall deliver such correspondence to Hospira within [***] of distributing or receiving such correspondence, as the case may be. CyDex may redact such correspondence to delete the name of any of its other customers or other customers’ products or any Third Party’s Intellectual Property or proprietary information that is not included in the CyDex Intellectual Property.

6.13 Access to Drug Master Files. CyDex hereby grants Hospira reference rights to all DMF/CEPs necessary to support Hospira’s applications for marketing authorizations of Finished Products (but not for any other purpose). To effect this, CyDex shall execute certain documentation (“Authorization Letters”) which shall be delivered to the appropriate Regulatory Authorities permitting such Regulatory Authorities to consult CyDex’s DMF/CEPs in their review of Hospira’s Finished Products marketing applications. CyDex shall send copies of such Authorization Letters to Hospira. CyDex shall provide Hospira appropriate copies of the Open/Applicant’s part of the DMF/CEP to use for Hospira’s Finished Products Regulatory Filings.

7.	CONFIDENTIALITY.

7.1 Definition. Hospira and CyDex each recognizes that, during the Term, it may be necessary for a party (the “Disclosing Party”) to provide Confidential Information (as defined herein) to the other party (the “Receiving Party”) that is highly valuable, the disclosure of which would be highly prejudicial to such party. The disclosure and use of Confidential Information will be governed by the provisions of this Section 7. Neither Hospira nor CyDex shall use the other’s Confidential Information except as expressly permitted in this Agreement. For purposes of this Agreement, “Confidential Information” means all information disclosed by the Disclosing Party to the Receiving Party in any form whatsoever, including but not limited to product specifications, data, know-how, formulations, product concepts, sample materials, business and technical information, financial data, batch records, trade secrets, processes, techniques, algorithms, programs, designs, drawings, and any other information related to a party’s present or future products, sales, suppliers, customers, employees, investors or business. Without limiting the generality of the foregoing, CyDex’s Confidential Information includes all materials provided as part of the Captisol Data Package.

7.2 Obligation. CyDex and Hospira agree that they will disclose the other’s Confidential Information to its (or its respective Affiliates’) own officers, employees, consultants and agents only if and to the extent reasonably necessary to carry out their respective responsibilities under this Agreement or in accordance with the exercise of their rights under this Agreement, and such disclosure shall be limited to the extent reasonably possible consistent with such responsibilities and rights. Except as provided in the previous sentence, neither party shall disclose Confidential Information of the other to any Third Party without the other’s prior written consent. Any disclosure to a Third Party shall be pursuant to the terms of a non-disclosure agreement substantially similar to the requirements of this Section 7. The party which disclosed Confidential Information of the other to any Third Party shall be responsible and liable for any disclosure or use by such Third Party (or its disclosees) which would have violated this Agreement if committed by the party itself. Neither party shall use Confidential Information of the other except as expressly allowed by and for the purposes of this Agreement. Each party shall take such action to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own

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Confidential Information (but in no event less than a reasonable standard of care). Unless otherwise specified in this Agreement and subject to terms and conditions in this Agreement, if so requested by the other party a party shall promptly return all relevant records and materials in its possession or control containing or embodying the other party’s Confidential Information (including all copies and extracts of documents); provided, however, that each party may retain one archival copy (and such electronic copies that exist as part of the party’s computer systems, network storage systems and electronic backup systems) of such records and materials solely to be able to monitor its obligations that survive under this Agreement.

7.3 Exceptions. The use and non-disclosure obligations set forth in this Section 7 shall not apply to any Confidential Information, or portion thereof, that the Receiving Party can demonstrate by appropriate documentation:

(a) at the time of disclosure is in the public domain;

(b) after disclosure, becomes part of the public domain, by publication or otherwise, through no fault of the Receiving Party or its disclosees;

(c) is independently developed by Receiving Party personnel with no reference or access to the Confidential Information; or

(d) is made available to the Receiving Party by an independent third party without obligation of confidentiality, provided, however, that to the Receiving Party’s knowledge, such information was not obtained by said third party, directly or indirectly, from the Disclosing Party hereunder.

In addition, the Receiving Party may disclose information to a court or ADR forum in the process of seeking to enforce through such court or ADR forum its own rights under this Agreement, and also may disclose information that is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the Securities and Exchange Commission, or in the course of litigation, provided that in all cases the Receiving Party shall give the other party prompt notice of the pending disclosure and make a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order or confidential-treatment order preventing or limiting (to the greatest possible extent and for the longest possible period) the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued.

7.4 Injunction. Each party agrees that should it breach or threaten to breach any provisions of this Section 7, the Disclosing Party will suffer irreparable damages and its remedy at law will be inadequate. Upon any breach or threatened breach by the Receiving Party of this Section 7, the Disclosing Party shall be entitled to seek from any court of competent jurisdiction temporary, preliminary and/or permanent injunctive relief in addition to any other remedy which it may have, without need to post any bond or security, in addition to any and all other legal and equitable rights and remedies available to the Disclosing Party.

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7.5 Public Announcements. If a press release is required by law or the applicable rules of a national securities exchange to be issued upon execution of this Agreement or reasonably soon thereafter, the parties will mutually agree on such a press release. Neither party shall make any subsequent public announcement concerning this Agreement or the terms hereof not previously made public without the prior written approval of the other party with regard to the form, content, and precise timing of such announcement, except as may be required to be made by either party in order to comply with applicable law, regulations, court orders, or tax or securities filings. Such consent shall not be unreasonably withheld or delayed by such other party. Before any such public announcement, the party wishing to make the announcement will submit a draft of the proposed announcement to the other party in sufficient time to enable such other party to consider and comment thereon. The parties agree that a party may disclose this Agreement’s existence and terms, and material developments or material information generated under this Agreement, in (i) securities filings with the Securities and Exchange Commission (or equivalent foreign agency) to the extent required by law, or (ii) under conditions of confidentiality/nonuse in connection with investment and similar corporate transactions. Notwithstanding the above, once a public announcement has been made, either party shall be free to disclose to third parties any information contained in said public announcement.

7.6 [***].

8.	REPRESENTATIONS AND WARRANTIES.

8.1 Mutual Representations and Warranties. Each party represents and warrants to the other (as of the Effective Date) as follows:

(a) it is a corporation duly organized and validly existing under the laws of the state or country of its incorporation;

(b) it has the complete and unrestricted power and right to enter into this Agreement and to perform its obligations hereunder;

(c) this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(d) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which such party is a party or by which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party; without limiting the warranties in this Section,

(e) all consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained;

(f) no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such party for any commission, fee or other compensation as a finder or broker because of any act by such party or its agents; and

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(g) it has not entered into any agreement with any Third Party that is in conflict with the rights granted to the other party pursuant to this Agreement;

(h) there are no suits, claims, or proceedings pending, or to its best knowledge and belief, after due inquiry, threatened against it or any of its Affiliates in any court or by or before any governmental body or agency which would affect its ability to perform its obligations under this Agreement.

8.2 Captisol Warranties. CyDex warrants that the Captisol delivered hereunder shall:

(a) at the time of delivery and until the applicable Captisol expiration date be in compliance with and meet any and all specifications as set out in the DMF/CEP as referenced in the Regulatory Filings and Regulatory Approvals and in compliance with Good Manufacturing Practices.

(b) at the time of delivery and until the applicable Captisol expiration date be free from defects in materials and manufacture and shall continue to conform to the Specifications.

(c) have been manufactured in accordance with the DMF/CEP and in accordance with all applicable statutes, ordinances and regulations of the FDA and any other then applicable Major-Market national, supra-national and United States Regulatory Authorities, including without limitation, the Act and Good Manufacturing Practices.

(d) not, when delivered, be adulterated or misbranded within the meaning of the Act or any similar laws or regulations of applicable Major-Market national, supra-national and United States Regulatory Authorities or be an article which may not, under provisions of any applicable Major-Market national, supra-national or United States law, be sold by CyDex to Hospira.

(e) at the time of delivery have at least [***]% of its original shelf life.

(f) at the time of delivery be free and clear of all liens, claims, charges and encumbrances and that CyDex shall have title to the Captisol.

8.3 [***]

8.4 Reference Standard Warranty. CyDex further warrants that any reference standard material delivered to Hospira pursuant to this Agreement shall meet the specifications outlined in the applicable Certificate of Analysis provided pursuant to Section 3.7.

8.5 [***]

8.6 No Debarred Service Providers. CyDex represents and warrants that to neither CyDex, nor any of its Affiliates, employees or agents working on Hospira’s behalf, has ever been, is currently, or is the subject of a proceeding that could lead to that party becoming, as

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applicable, a Debarred Entity or Individual. CyDex further covenants, represents and warrants that if, during the Term of this Agreement, it, or any of its Affiliates, employees or agents working on Hospira’s behalf, becomes or is the subject of any FDA investigation or debarment proceeding that could lead to that party becoming, as applicable, a Debarred Entity or Individual, CyDex shall immediately notify Hospira, and Hospira shall have the right to immediately terminate this Agreement. This provision shall survive termination or expiration of this Agreement. For purposes of this provision, the following definitions shall apply:

(a) A “Debarred Individual” is an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from providing services in any capacity to a person that has an approved or pending drug Captisol application.

(b) A “Debarred Entity” is a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or Affiliate of a Debarred Entity.

8.7 No-Conflict by CyDex. CyDex also represents and warrants that the execution, delivery and performance of this Agreement does not conflict with any of the [***]; and that CyDex has the right to grant Hospira the licenses set forth herein to all CyDex Intellectual Property, including, without limitation, the Licensed Patents.

8.8 Disclaimer. THE WARRANTIES SET FORTH IN THIS SECTION 8 ARE PROVIDED IN LIEU OF, AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, CAPTISOL, THE LICENSED PATENTS OR THE CAPTISOL DATA PACKAGE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

9.	INDEMNIFICATION; INSURANCE; LIMITATION OF LIABILITY.

9.1 General Indemnification by CyDex. CyDex shall defend, indemnify and hold Hospira and its Affiliates and Sublicensees, and each of their respective directors, officers, agents and employees, harmless from and against any and all losses, judgments, damages, liabilities, settlements, penalties, fines, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) (collectively “Losses”) incurred as a result of any claim, demand, action or other proceeding (each, a “Claim”) by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Captisol by CyDex, its Affiliates or any of their agents, or (b) CyDex’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 8, or (c) any negligent or willful misconduct by CyDex or its Affiliates or any of their respective distributors, officers, directors employees or agents, in each case to the extent that such Losses are not due to Hospira’s or any of its Affiliates’ or Sublicensees’, or any of their respective directors’, officers’, agents’ or employees’ breach of this Agreement or negligence or willful misconduct.

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9.2 General Indemnification by Hospira. Hospira shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, officers, agents and employees, harmless from and against any and all Losses incurred as a result of any Claim by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of the Finished Product by Hospira, its Affiliates and Sublicensees, or (b) Hospira’s breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 8, or (c) any negligent or willful misconduct by Hospira or its Affiliates or any of their respective distributors, officers, directors employees or agents, in each case to the extent that such Losses are not due to CyDex’s or any of its Affiliates’ or any of their respective directors’, officers’, agents’ or employees’ breach of this Agreement or negligence or willful misconduct.

9.3 [***]

9.4 Procedure.

(a) The person intending to claim indemnification under Section 9 (an “Indemnified Party”) shall promptly notify the other party (the “Indemnifying Party”) of any Claim in respect of which the Indemnified Party intends to claim such indemnification, and a reasonable explanation of the basis for the Claim and the amount of alleged Losses to the extent of the facts then known by the Indemnified Party. (Notwithstanding the foregoing, no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party will relieve the Indemnifying Party of any liability or obligation under this Agreement except to the extent the Indemnifying Party has suffered actual prejudice directly caused by the delay or other deficiency.) The Indemnifying Party shall assume the defense thereof; provided, however, that if the Indemnifying Party assumes the defense, the Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the sole cost and expense of the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them. And provided further that, if the Indemnifying Party shall fail to assume the defense of and reasonably defend such Claim, the Indemnified Party shall have the right to retain or assume control of such defense and the Indemnifying Party shall pay (as incurred and on demand) the fees and expenses of counsel retained by the Indemnified Party.

(b) The Indemnifying Party shall not be liable for the indemnification of any Claim settled (or resolved by consent to the entry of judgment) without the written consent of the Indemnifying Party (which shall not be unreasonably withheld or delayed). Also, if the Indemnifying Party shall control the defense of any such Claim, the Indemnifying Party shall have the right to settle such Claim; provided, that the Indemnifying Party shall obtain the prior written consent (which shall not be unreasonably withheld or delayed) of the Indemnified Party before entering into any settlement of (or resolving by consent to the entry of judgment upon) such Claim unless (A) there is no finding or admission of any violation of law or any violation of the rights of any Third Party by an Indemnified Party, no requirement that the Indemnified Party admit fault or culpability, and no adverse effect on any other claims that may be made by or against the Indemnified Party and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and such settlement does not require the Indemnified Party to take (or refrain from taking) any action.

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(c) Regardless of who controls the defense, the other party hereto shall reasonably cooperate in the defense as may be requested. Without limitation, the Indemnified Party, and its directors, officers, advisers, agents and employees, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigations of any Claim.

9.5 Insurance. CyDex will procure and maintain, at its own expense, for the duration of the Agreement, and for [***] thereafter if written on a claims made or occurrence reported form, the types of insurance specified below with carriers rated [***]. Best or like rating agencies:

a.	Workers’ Compensation accordance with applicable statutory requirements and shall provide a waiver of subrogation in favor of Hospira;

b.	Employer’s Liability with a limit of liability in an amount of not less than $[***];

c.	Commercial General Liability including premises operations, products & completed operations, blanket contractual liability, personal injury including fire legal liability for bodily injury and property damage in an amount not less than $[***];

d.	Commercial Automobile Liability for owned, hired and non-owned motor vehicles with a combined single limit in an amount not less than $[***];

e.	Excess Liability including product liability with a combined single limit in an amount of not less than $[***];

f.	Commercial Crime or Fidelity Bond in an amount of not less than $[***] including an endorsement for Third Party liability without the requirement of a conviction.

g.	Cargo Legal Liability insurance covering all risks of physical loss or damage to cargo handled by CyDex. The limit of liability shall not be less than $[***].

Hospira and its Affiliates, and their respective directors, officers, employees and agents shall be additional insureds with respect to Commercial General Liability, Commercial Automobile Liability and Excess Liability. Prior to shipment of any Captisol to Hospira, and annually thereafter, CyDex shall furnish Hospira with certificates of insurance evidencing the insurance coverages stated above and shall require at least [***] days written notice to Hospira prior to any cancellation, non-renewal or material change in said coverage. In the case of cancellation, non-renewal or material change in said coverage, CyDex shall promptly provide Hospira with a new certificate of insurance evidencing that the coverage meets the requirements in this Section. CyDex agrees that its insurance shall act as primary and noncontributory from any other valid and collectible insurance maintained by Hospira.

9.6 Limitation of Liability. EXCEPT FOR (1) PERSONAL INJURY, INCLUDING DEATH, (2) TANGIBLE PROPERTY DAMAGE, (3) EACH PARTY’S INDEMNIFICATION OBLIGATIONS, (4) DAMAGES ARISING OUT OF AN INTENTIONAL BREACH OF THE CONFIDENTIALITY OBLIGATIONS HEREIN, (5) DAMAGES ARISING OUT OF CYDEX’S BREACH OF SECTION 2.4, AND (6) DAMAGES FOR WHICH CYDEX IS RESPONSIBLE PURSUANT SECTION 3.6, 3.7 OR 6.4, [***].

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10.	MANAGEMENT OF LICENSED PATENTS.

10.1 Patent Prosecution, Maintenance and Enforcement.

(a) Information and Communication. CyDex shall be responsible for the prosecution and maintenance of Licensed Patents in the Territory and shall keep Hospira reasonably informed as to all material matters concerning the prosecution and maintenance of Licensed Patents in the Territory by making itself available for periodic meetings to update Hospira regarding such matters.

(b) Prosecution and Maintenance. [***], CyDex shall give prompt advance written notice thereof to Hospira, whereupon Hospira, in addition to any other rights and remedies Hospira may have under this Agreement, in equity, or at law, shall have the right in its sole discretion, but not the duty, [***]; and if Hospira does so, then Hospira shall be entitled to offset any costs incurred as a result of [***] or paying such necessary [***] against any payments that may thereafter become owing from Hospira to CyDex under this Agreement.

(c) [***].

(d) [***].

(e) [***].

(f) [***].

11.	TERM AND TERMINATION.

11.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall (unless earlier terminated as set forth herein) continue in effect until the eighth anniversary of the First Commercial Sale in the United States; provided that if Hospira has not given CyDex written notice of nonrenewal of this Agreement at least six months before the eighth anniversary of the First Commercial Sale in the United States, this Agreement shall (subject to any termination as set forth herein) automatically renew for an additional one year period, and for additional one year periods thereafter (each a “Renewal Term”) unless Hospira has given CyDex written notice of nonrenewal of this Agreement at least six months before the last day of the current Renewal Term. The Renewal Term(s) shall be deemed to be within the Term.

11.2 Termination for Breach.

(a) Notice. If either party believes that the other is in material breach of this Agreement, then the party holding such belief (the “Non-breaching Party”) may deliver notice of such breach to the other party (the “Notified Party”). The Notified Party shall have 30 days to cure such breach to the extent involving non-payment of amounts due hereunder, and 60 days to either cure such breach for all other material breaches, or, if cure of such breach other than non-payment cannot reasonably be effected within such 60 day period, to deliver to the Non-breaching Party a plan reasonably calculated to cure such breach within a timeframe that is reasonably prompt in light of the circumstances then prevailing but in no event in excess of an additional 60 day period. Following delivery of such a plan, the Notified Party shall diligently carry out the plan and cure the breach and the cure period shall be extended by the time period provided in such plan but in no event to exceed 120 days from the date of any initial breach notice delivered under this Section 11.2.

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(b) Failure to Cure. If the Notified Party fails to cure a material breach of this Agreement as provided for in Section 11.2, then the Non-breaching Party may terminate this Agreement upon written notice to the Notified Party.

11.3 Other Termination. This Agreement may also be terminated by:

(a) a party immediately upon the giving of notice if the other party files a petition for bankruptcy, is adjudicated bankrupt, takes advantage of the insolvency laws of any state, territory or country, or has a receiver, trustee, or other court officer appointed for its property.

(b) a party if an event of Force Majeure (as described in Section 12.5 of this Agreement) with respect to the other party shall have continued for [***] days or is reasonably expected to continue for more than [***] days.

(c) Hospira in its sole discretion at any time upon [***] days prior written notice to CyDex, if such notice is given on or before the first anniversary of the Effective Date, or upon [***] days prior written notice to CyDex, if such notice is given after the first anniversary of the Effective Date.

(d) Hospira in accordance with Section 3.6, Section 6.9 or Section 8.6.

(e) Hospira if (i) any claim of an issued and unexpired Licensed Patent in a Major-Market country (A) has been held permanently revoked, unenforceable or invalid (other than by virtue of expiration) by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, or (B) has been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise without Hospira’s prior written consent; or (ii) any claim of a pending Licensed Patent in a Major-Market country is, without Hospira’s prior written consent, no longer being prosecuted in good faith or has been abandoned or finally disallowed without the possibility of appeal or re-filing of the application.

11.4 Refund of Unused Prepayment. In the event that this Agreement is terminated for any reason other than by CyDex pursuant to Section 11.2, then in addition to any other rights or remedies Hospira may have under this Agreement, at law, or in equity, CyDex shall immediately make a payment to Hospira in the amount of any remaining Section 4.1(a) credit.

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11.5 Nonexclusive Rights and Remedies. Termination is not an election of remedies. Except as otherwise specifically provided herein, all rights and remedies of the parties provided under this Agreement are not exclusive and are in addition to any other rights and remedies provided by law, in equity or under this Agreement. Termination of this Agreement shall not relieve either party of any liability which has accrued prior to the effective date of such termination, nor prejudice either party’s right to obtain performance of any obligation provided for in this Agreement, which by its express terms or context survives termination. Upon termination or expiration of this Agreement, all covenants and agreements contained in this Agreement which, by their terms or context, are intended to survive will continue in full force and effect for a period of [***] unless a different time period is indicated.

12.	GENERAL PROVISIONS.

12.1 Relationship of Parties. Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall have the right to, and each party agrees not to purport to, incur any debts or make any commitments or contracts for the other.

12.2 Compliance with Law. Each of the parties shall comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing product quality and safety and patent, copyright and trade secret protection.

12.3 Arbitration.

(a) Procedure. The parties recognize that bona fide disputes may arise which relate to the parties’ rights and obligations under this Agreement. The parties agree that except as provided in Section 7.4, any such dispute shall be resolved by alternative dispute resolution in accordance with the procedure set forth in Exhibit F.

(b) Confidentiality of Proceedings. All arbitration proceedings hereunder shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each party’s Confidential Information. Except as required by law, no party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other party.

(c) Binding Effect. The provisions of this Section 12.3 shall survive any expiration or termination of this Agreement, and shall be severable and binding on the parties hereto, notwithstanding that any other provision of this Agreement may be held or declared to be invalid, illegal or unenforceable.

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12.4 Costs and Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear [***].

12.5 Force Majeure. Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party, including but not limited to, war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, strike, lockout or other industrial disturbance, sabotage, embargo, act of governmental authority, compliance with governmental order or national defense requirements, or inability to obtain fuel, power, raw materials, labor or transportation facilities. A failure of supply by CyDex’s supplier shall only be deemed an event of force majeure affecting CyDex if caused by a force majeure event affecting such supplier. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue and the time for performance [***].

12.6 Notices. Any notice, request, or communication under this Agreement shall be effective only if it is in writing and personally delivered; sent by certified mail, postage pre-paid; facsimile with receipt confirmed; or by nationally recognized overnight courier with signature required, addressed to the parties at the addresses stated below or such other persons and/or addresses as shall be furnished in writing by any party in accordance with this Section 12.6. Unless otherwise provided, all notices shall be sent:

If to CyDex, to:

CyDex Pharmaceuticals, Inc.

10513 W. 84th Terrace

Lenexa, KS 66214

Attention: President

Fax: (913) 685-8856

With a copy to:

General Counsel

Ligand Pharmaceuticals Incorporated

11085 North Torrey Pines Road

Suite 300

La Jolla, CA 92037

Fax: 858-550-7272

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If to Hospira, to:

Hospira, Inc.

275 N. Field Drive

Lake Forest, IL 60045

USA

Attn: Director of Purchasing

Telephone: 224-212-2613

Facsimile: 224-212-2840

With a copy to:

Hospira, Inc.

275 N. Field Drive

Lake Forest, IL 60045

Attn: General Counsel

Telephone: 224-212-2851

Facsimile: 224-212-2088

If sent by facsimile transmission, [***] shall be deemed to be the date on which such notice, request or communication was given. If sent by overnight courier, [***] after the date of deposit with such courier shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the [***] after the date of mailing shall be deemed the date on which such notice, request or communication was given.

12.8 Use of Name; Publicity. No party shall use the name, trademark, trade name or logo of the other party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or public disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other party, except as may be required by law or the rules of NASDAQ or the New York Stock Exchange. In the event of a required public announcement, the party making such announcement shall provide the other party with a copy of the proposed text before such announcement sufficiently in advance of the scheduled release of such announcement to afford such other party a reasonable opportunity to review and comment upon the proposed text and the timing of such disclosure.

12.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to any conflicts of law principles that require the application of the law of a different state). The United Nations Convention on the International Sale of Goods is hereby expressly excluded.

12.10 Entire Agreement; Amendment. This Agreement, together with the Quality Agreement, constitutes the entire agreement of the parties relating to the subject matter hereof and thereof and supersedes any and all prior or contemporaneous agreements, written or oral, between CyDex (and/or any of its Affiliates) and Hospira (and/or any of its Affiliates) relating to the subject matter hereof and thereof; provided, that any confidentiality/nonuse provisions of any prior agreement are not superseded and will remain in effect solely with respect to information provided under the terms of such prior agreement that is not subsequently provided to a Party under the terms of this Agreement. If the Quality Agreement contains terms or conditions

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inconsistent with the terms of this Agreement, the terms of the Quality Agreement will control and prevail solely with respect to quality issues, and the terms of this Agreement shall control and prevail for all other matters. This Agreement can not be amended except by way of an express writing signed by both parties.

12.11 Binding Effect. This Agreement shall be binding upon, and the rights and obligations hereof shall apply to, CyDex and Hospira and any successor(s) and permitted assigns. The name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

12.12 Waiver. The rights of either party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights shall not be deemed to be a waiver of any one or more of the others. No waiver of any breach of a term, provision or condition of this Agreement shall be deemed to have been made by either party unless such waiver is addressed in writing and signed by an authorized representative of that party. The failure of either party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, shall not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.

12.13 Severability. If any provision of this Agreement is determined by a final and binding court or arbitration judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be not affected or impaired up to the limits of such invalidity, illegality or unenforceability; the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision).

12.14 Assignment. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that either party may assign this Agreement, in whole or in part, without such consent, to an Affiliate of such party or to any Third Party successor by merger or acquisition or by divestiture or spin-off of substantially all of the business to which this Agreement relates, upon written notice to the other party of any such assignment and, in the case of an assignment to an Affiliate, such party hereby guarantees the performance of any such Affiliate, and, in the case of a Third Party assignment, such Third Party shall assume the obligations of the assigning party under this Agreement. No assignment shall relieve any party of responsibility for the performance of any obligation, which such party may have or incur hereunder.

12.15 Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective Affiliates, related Indemnified Parties (as set forth in Section 9), successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person, including without limitation Sublicensees.

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12.17 Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

12.18 Interpretation. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement will be interpreted for or against any party because that party or its attorney drafted the provision.

12.19 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this License and Supply Agreement as of the Effective Date.

CYDEX PHARMACEUTICALS, INC.

By:	/s/ Matthew W. Foehr
Name:	Matthew W. Foehr
Title:	COO

HOSPIRA, INC.

By:	/s/ Leonard J. Decant
Name:	Leonard J. Decant for Sumant Ramachandra
Title:	VP Consumabes R&D

[***]

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EXHIBIT A: LICENSED PATENTS

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EXHIBIT B: SPECIFICATIONS

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EXHIBIT C: LICENSES UNDER WHICH HOSPIRA IS GRANTED A SUB-LICENSE

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EXHIBIT D: QUALITY AGREEMENT

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EXHIBIT E: PURCHASE PRICES FOR CAPTISOL

CLINICAL GRADE CAPTISOL: $[***].

COMMERCIAL GRADE CAPTISOL: $[***]

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EXHIBIT F: ALTERNATIVE DISPUTE RESOLUTION

The parties recognize that bona fide disputes as to certain matters may arise from time to time during the term of this Agreement which relate to either party’s rights and/or obligations. To have such a dispute resolved by this Alternative Dispute Resolution (“ADR”) provision, a party [***].

If the matter has not been resolved within [***], either party may initiate an ADR proceeding as provided herein. The parties shall have the right to be represented by counsel in such a proceeding.

1. To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within [***] after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

2. Within [***] days following receipt of the original ADR notice, the parties shall select a mutually acceptable neutral to preside in the resolution of any disputes in this ADR proceeding. If the parties are unable to agree on a mutually acceptable neutral within such period, either party may request the President of the CPR Institute for Dispute Resolution (“CPR”), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

(a) The CPR shall submit to the parties a list of not less than [***] within [***] after receipt of the request, along with a Curriculum Vita for each candidate. No candidate shall be an employee, director, or shareholder of either party or any of their subsidiaries or Affiliates.

(b) Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

(c) Each party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within [***] following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the candidates, that party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

(d) If the parties collectively have identified fewer than [***] deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference. If a tie should result between [***], the CPR may designate either candidate by lot. If the parties collectively have identified [***] or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than [***], in which case the procedures set forth in subparagraphs 2(a)-2(d) shall be repeated.

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3. No earlier than [***] or later than [***] after selection, the neutral shall hold a hearing to resolve each of the issues identified by the parties. The ADR proceeding shall take place at a location agreed upon by the parties. If the parties cannot agree, the neutral shall designate a location other than the principal place of business of either party or any of their subsidiaries or Affiliates.

4. At least [***] prior to the hearing, each party shall submit the following to the other party and the neutral:

(a) a copy of all exhibits on which such party intends to rely in any oral or written presentation to the neutral;

(b) a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(c) a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

(d) a brief in support of such party’s proposed rulings and remedies, provided that the brief shall not exceed thirty (30) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in subparagraphs 4(a)-4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

5. The hearing shall be conducted on consecutive days and shall be governed by the following rules:

(a) Each party shall be entitled to [***] of hearing time to present its case. The neutral shall determine whether each party has had the [***] to which it is entitled.

(b) Each party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

(c) The party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

(d) Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

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(e) Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the neutral shall have sole discretion regarding the admissibility of any evidence.

6. Within [***] following completion of the hearing, each party may submit to the other party and the neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed thirty (30) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7. The neutral shall rule on each disputed issue within [***] following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party’s proposed rulings and remedies on some issues and the other party’s proposed rulings and remedies on other issues. The neutral shall not issue any written opinion or otherwise explain the basis of the ruling.

8. The neutral shall be paid [***]:

(a) If the neutral rules in favor of one party on all disputed issues in the ADR, the losing party shall pay [***].

(b) If the neutral rules in favor of one party on some issues and the other party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the parties. [***].

9. The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10. Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

11. [***].

12. The hearings shall be conducted in the English language.

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